UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

CytomX Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37587	27-3521219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 Oyster Point Blvd, Suite 400 South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650 515-3185

Former Name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	CTMX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2025, CytomX Therapeutics, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the amendment and restatement of the Company’s 2015 Equity Incentive Plan (the “2015 Plan” and, as amended and restated, the “Amended and Restated 2015 Plan”). The Amended and Restated 2015 Plan was adopted by the Company’s board of directors (the “Board”) on March 19, 2025 and became effective on the date of stockholder approval.

The Amended and Restated 2015 Plan amends and restates the 2015 Plan to:

(i)

Increase the aggregate number of shares of common stock that may be issued under the Amended and Restated 2015 Plan by 4,381,320 shares, bringing the total number of shares available for grant under the Amended and Restated 2015 Plan to 6,300,000 shares;

(ii)	Increase the number of shares of common stock that may be issued or transferred pursuant to incentive stock options under the Amended and Restated 2015 Plan to 25,000,000 shares;

(iii)

Remove the “evergreen provision,” which provided for an annual increase in the number of shares of common stock under the 2015 Plan on the first day of the calendar year, starting from January 1, 2016, equal to the lesser of (i) 4% of the aggregate number of shares of common stock outstanding on the last day of the immediately preceding calendar year and (ii) an amount determined by the Board;

(iv)

Provide that shares of common stock reserved for issuance under the Amended and Restated 2015 Plan will be increased by the number of shares of common stock subject to awards granted under the Company’s 2019 Employment Inducement Incentive Plan (“2019 Plan”) that are outstanding as of June 11, 2025 that are cancelled, forfeited, expire or are terminated on or after the effective date of the Amended and Restated 2015 Plan; and

(v)

Remove certain provisions from the 2015 Plan that were otherwise required for awards intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, as amended, prior to its repeal under the Tax Cuts and Jobs Act of 2017.

The terms of the Amended and Restated 2015 Plan are described in the section entitled “Proposal 3: Approval of the Amended and Restated 2015 Equity Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2025 (the “Proxy Statement”).

On June 11, 2025, the Board also approved the amendment and restatement of the Company’s Employee Stock Purchase Plan (the “2015 ESPP” and, as amended and restated, the “Amended and Restated ESPP”), effective as of June 11, 2025.

The Amended and Restated ESPP amends and restates the 2015 ESPP to:

(i)

Remove the “evergreen provision,” which provided for an annual increase in the number of shares of common stock under the 2015 ESPP on the first day of each calendar year, starting from January 1, 2016, equal to the lesser of (i) 675,000 shares of common stock outstanding on the last day of the immediately preceding calendar year and (ii) an amount determined by the Compensation Committee of the Board; and

(ii)

Remove the expiration of the 2015 ESPP on the tenth anniversary of its effective date, so that the Amended and Restated ESPP will remain in effect until terminated by the Board or the Compensation Committee.

The foregoing descriptions of the Amended and Restated 2015 Plan and the Amended and Restated ESPP do not purport to be complete and are qualified in their entirety by reference to the complete text of the Amended and Restated 2015 Plan and the Amended and Restated ESPP, which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 11, 2025. On April 14, 2025, the record date for the Annual Meeting, there were 80,621,293 shares of the Company’s common stock outstanding, with each such share being entitled to one vote.

At the Annual Meeting, 54,618,589 shares of the Company’s common stock were voted online or by proxy for the four proposals set forth below, each of which is described in the Proxy Statement.

Proposal 1. The Company’s stockholders elected the Class I director nominees below to the Board to hold office until the 2028 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or the earlier of their death, resignation or removal.

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Sean A. McCarthy, D. Phil.	16,408,147	11,944,218	187,240	26,078,984
Mani Mohindru, Ph.D.	19,702,968	8,638,581	198,056	26,078,984
Zhen Su, M.D., M.B.A.	19,737,599	8,592,139	209,867	26,078,984

Proposal 2. The Company’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025.

FOR	AGAINST	ABSTAIN
53,752,482	555,560	310,547

As a routine proposal under applicable rules, no broker non-votes were recorded in connection with this proposal.

Proposal 3. The Company’s stockholders approved the Amended and Restated 2015 Plan, as described the Proxy Statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
23,102,235	5,301,069	136,301	26,078,984

Proposal 4. The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, pursuant to the compensation disclosure rules of the SEC.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
22,996,805	5,349,691	193,109	26,078,984

No other items were presented for stockholder approval at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated CytomX Therapeutics, Inc. 2015 Equity Incentive Plan

10.2	Amended and Restated CytomX Therapeutics, Inc. Employee Stock Purchase Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYTOMX THERAPEUTICS, INC.

Date: June 13, 2025	By:	/s/ Christopher W. Ogden
Christopher W. Ogden
SVP, Chief Financial Officer